Exhibit 21
                                ENRON CORP.
                         AND SUBSIDIARY COMPANIES

              Subsidiary Companies and Limited Partnerships:

 Atlantic Commercial Finance B.V. (The Netherlands)
    Buenergia B.V. (The Netherlands)
    Enron Colombia Energy B.V. (The Netherlands)
        Enron Power I C.V. (The Netherlands)(99%)
        Enron Power II C.V. (The Netherlands)(99%)
        Enron Power Colombia C.V. (The Netherlands)(99%) Enron Colombia Transportation B.V. (The Netherlands)
        Enron Colombia Transportation B.V. Colombia Branch
                  (Columbia)
        Enron Pipeline Colombia C.V. (The Netherlands)(99%) Enron International B.V. (The Netherlands)
        Enron International C.V. (The Netherlands)(10%)
    Enron Power Management B.V. (The Netherlands)
    Enron Reserve I B.V. (The Netherlands)
        Smith/Enron Cogeneracion Internacional, S.A.
            (Dominican Republic)(50%)
        Smith/Enron Cogeneration Limited Partnership (Turks &
            Caicos Isles)(1%)
    Enron Reserve II B.V. (The Netherlands)
        Offshore Power Operations C.V. (The Netherlands)(10%) Enron Reserve III B.V. (The Netherlands)
        Enron Wengcheng Power C.V. (The Netherlands)(10%) Hainan Meinan Power Services Company, Limited (China)
          Hainan Meinan Power Company CJV (China)(1%)
    Enron Reserve 4 B.V. (The Netherlands)
    Enron Reserve 5 B.V. (The Netherlands)
    Enron Reserve 6 B.V. (The Netherlands)
    Enron Reserve 7 B.V. (The Netherlands)
        Enron Bolivia C.V. (The Netherlands)(1%)
    Enron Turkey Energy B.V. (The Netherlands)
        Enron Power Holdings C.V. (The Netherlands)(99.9%)
          Trakya Elektrik Uretim ve Ticaret A.S.
            (Turkey)(50%)
    Travamark Two B.V. (The Netherlands)
        Offshore Power Production C.V. (The Netherlands)(10%)
          Enron Mauritius Company (Mauritius)
            Dabhol Power Company (India)
          Enron India Holdings Ltd. (Cayman Islands)
          Standby India Holdings Ltd. (Cayman Islands)
            Power Supply Investments C.V. (The
                  Netherlands)(1%)
 Belco Petroleum Corporation (Delaware)
 Bolivia Holdings Ltd. (Cayman Islands)
 EGP Fuels Company (Delaware)
 Enron Americas, Inc. (Delaware)
    Enron Oil Corp. (Delaware)
    The Protane Corporation (Delaware)
        Citadel Corporation Limited (Cayman Islands)
          Citadel Venezolana, S.A. (Venezuela)
            Interruptores Especializados Lara, S.A.
                  (Venezuela)(66%)
          Industrial Gases Limited (Jamaica)
          Manufacturera de Aparatos Domesticos, S.A.(MADOSA)
                  (Venezuela)(45.58%)
        Enron Americas Limited (Cayman Islands)
        ProCaribe Division of The Protane Corporation ProCaribe, Inc. (Puerto Rico)
        Progasco, Inc. (Puerto Rico)
        V. Holdings Industries, S.A. (Venezuela)
          Finven Financial Institution Limited (Cayman
                  Islands)
          Industrias Ventane, S.A. (Venezuela)
            Couric S.A. (Panama)
            Duck Lake International A.V.V. (Aruba) (97%)
            Industrial Larcada, S.A. (Venezuela)
            Servicios Consolidados Ventane, S.A. (Venezuela) Servicios Vengas, S.A. (Venezuela)
            Transporte Mil Ruedas, S.A. (Venezuela)
            Vengas de Caracas, S.A. (Venezuela)
            Vengas de Occidente, S.A. (Venezuela)
            Vengas de Oriente, S.A. (Venezuela)
            Vengas del Centro, S.A. (Venezuela)
 Enron Capital & Trade Resources Corp. (Delaware)
    EGS Hydrocarbons Corp. (Texas)
    EGS New Ventures Corp. (Delaware)
        LGMI, Inc. (Delaware)
        LRCI, Inc. (Delaware)
        Louisiana Gas Marketing Company (Delaware)
          Louisiana Gas Pipeline Company Limited Partnership
                  (Oklahoma)(99%)
        Louisiana Resources Company (Delaware)
          Louisiana Resources Pipeline Company Limited
                  Partnership (Oklahoma)(99%)
    ENGASCO Corp. (Delaware)
    Enron Administrative Services Corp. (Delaware)
    Enron Capital & Trade Resources Canada Corp. (Alberta) Enron Capital Corp. (Delaware)
        Joint Energy Development Investments Limited
                  Partnership (Delaware)(50%)
          Rocksprings Energy I, L.P. (Texas)(99%)
          JEDI Capital L.L.C. (Delaware)(99%)
            JEDI Hydrocarbon Finance I Limited Partnership
                  (Delaware)(1%)
            JEDI Hydrocarbon Finance Limited Partnership
                  (Delaware)(1%)
          Gantry Corp. (Delaware)
            Gantry Acquisition Corp. (Delaware)
        Enron Cactus III Corp. (Delaware)
          Cactus Hydrocarbon III Limited Partnership
                  (Delaware)(1%)
    Enron Cushing Oil Marketing, Inc. (Delaware)
    Enron Field Services Company (Delaware)
    Enron Finance Corp. (Delaware)
        Enron Hydrocarbons Marketing Corp. (Delaware)
        Enron Reserve Acquisition Corp. (Delaware)
    Enron Gas Gathering, Inc. (Delaware)
        Enron GasBank, Inc. (Delaware)
    Enron Liquid Hydrocarbons Latin America Inc. (Delaware) Enron Mexico, Inc. (Texas)
    Enron Minority Development Corp. (Delaware)
    Enron Power Marketing, Inc. (Delaware)
    Enron Strategic Ventures Corp. (Delaware)
    Mid-Gulf Drilling Corp. (Delaware)
 ECT Securities Corp. (Delaware)
 Enron Capital LLC (Turks & Caicos Isles)(99%)
 Enron Capital Resources, L.P. (Delaware)(99%)
 Enron Coal Company (Delaware)
 Enron Coal Pipeline Company (Delaware)
 Enron Emerging Technologies, Inc. (Delaware)
 Enron Energy Investments S.A. (Argentina)(99%)
 Enron Equity Corp. (Delaware)
 Enron Expat Services Inc. (Delaware)
 Enron Foundation (Nebraska)
 Enron International Inc. (Delaware)
    Enron Global Capital Co. (Delaware)
    Enron Global Inc. (Delaware)
        Enron Holding Company L.L.C. (Delaware)(1%)
            Enron Global Power & Pipelines L.L.C.
                  (Delaware)(99%)
                EGPP Services Inc. (Delaware)
                Enron Pipeline Company - Argentina S.A.
                        (Argentina)
                    Compania de Inversiones de Energia S.A.
                        (Argentina)(25%)
                        Transportadora de Gas del Sur S.A.
                              (Argentina)(70%)
                Enron Power Philippines Corp. (Republic of
                        Philippines)
                    Batangas Power Corp. (Republic of
                              Philippines)
                    Subic Power Corp. (Republic of
                              Philippines)(99%)
                Puerto Quetzal Power Corp. (Delaware)(50%)
                    Comelectric, S.A. (Guatemala)
                    Electricidad del Pacifico, S.A.
                              (Guatemala)
                    Western Caribbean Finance L.P.
                              (Texas)(98%)
    Enron International Development Services, Inc. (Delaware) Enron Java Power Corp. (Delaware)
    Enron Reserve 8 B.V. (The Netherlands)
           Enron Power Honduras S. de R.L. de C.V.
                  (Honduras)(99%)
    Enron Reserve 9 B.V. (The Netherlands)
Enron Mauritius Services Company Ltd. (Mauritius)
    Enron Pasuruan Power Corp. (Delaware)
    Enron Pipeline Company - Colombia G.P. Inc. (Texas)
        Enron Pipeline Company - Colombia, Ltd. (Texas)(1%) India Power Ventures Inc. (Delaware)
    Verdenergia Enron de Puerto Rico, Inc. (Delaware)
 Enron Liquid Fuels, Inc. (Delaware)
    Clyde River Inc. (Liberia)(99%)
    Hudson River Inc. (Liberia)(99%)
 Enron Liquids Holding Corp. (Delaware)
    Engas, Inc. (Delaware)
    Enron Gas Liquids, Inc. (Delaware)
        Enron Gas Liquids Europe S.A.R.L. (France)
        Enron Gas Liquids Holding B. V. (The Netherlands)
          Enron Gas Liquids B. V. (The Netherlands)
          Enron Petrochemicals B.V. (The Netherlands)
        Enron Gas Liquids International (UK), Ltd. (England) Enron Liquid Fuels Far East Pte. Ltd. (Singapore) Enron Petrochemicals Limited (Hong Kong)
        Halton International Limited (Liberia)
          Enron Gas Liquids Far East, Ltd. (Liberia)
          Mundogas (Storage) Inc. (Liberia)
          Mundogas Services Limited (Liberia)
          Mundogas Trading Limited (Liberia)
    Enron Gas Processing Company (Delaware)
        Enron Equipment Company (Delaware)
        Enron Louisiana Energy Company (Delaware)
          Sabine Pass Plant Facility Joint Venture (81.05%) Enron Louisiana Transportation Company (Delaware)
        Enron Methanol Company (Delaware)
    Enron Liquids Pipeline Company (Delaware)
        Enron Liquids Pipeline Operating Limited Partnership
                  (Delaware)(1.01%)
          Enron Natural Gas Liquids Corporation (Delaware) Enron Transportation Services, L.P. (Delaware)(1%) Enron Liquids Pipeline, L.P. (Delaware)(1%)
    Enron Products Pipeline, Inc. (Delaware)
    EOTT Energy Corp. (Delaware)
        EOTT Canada Ltd. (Alberta)
        EOTT Energy Canada Limited Partnership (Delaware) EOTT Energy Operating Limited Partnership (Delaware) EOTT Energy Partners, L.P. (Delaware)
        EOTT Energy Pipeline Limited Partnership (Delaware) Enron Far East Pte. Ltd. (Singapore)
    NGP Pipeline Company (Delaware)
 Enron Light Hydrocarbons France (France)
    Norelf Limited (Bermuda)(42.50%)
 Enron Kalimantan Power Corp. (Delaware)
 Enron Minerals Company (Delaware)
 Enron NGV Company (Delaware)
    Enfuels Corporation (Delaware)(50%)
 Enron Oil & Gas Company (Delaware)(80%)
    Enron Oil & Gas International, Inc. (Delaware)
        Enron Exploration Company, South America (Delaware)
            Enron Exploration S.A. (Argentina)
        EOGI - Australia, Inc. (Delaware)
          EOGI Australia Company (Cayman Islands)
            Enron Exploration Australia Pty Ltd
                  (Australia)(99%)
        EOGI - China, Inc. (Delaware)
            Enron Oil & Gas China Ltd. (Cayman Islands)
        EOGI - France, Inc. (Delaware)
          Enron Exploration France S.A. (France)
        EOGI - India, Inc. (Delaware)
          Enron Oil & Gas India Ltd (Cayman Islands)
        EOGI - Kazakhstan, Inc. (Delaware)
          Enron Exploration and Production (Kazakhstan)
                  Limited (Cyprus)
          Enron Oil & Gas Kazakhstan Ltd. (Cayman Islands) EOGI - Qatar, Inc. (Delaware)
          Enron Oil & Gas Qatar Ltd. (Cayman Islands)
        EOGI - Russia, Inc. (Delaware)
          Enron Exploration and Production (Russia) Limited
                  (Cyprus)
            Kuznetsk Exploration and Production Company
                  (Russia)(50%)
        EOGI - Trinidad, Inc. (Delaware)
          EOGI Trinidad Company (Cayman Islands)
            Enron Gas & Oil Trinidad Limited (Trinidad)
        EOGI - United Kingdom, Inc. (Delaware)
          EOGI United Kingdom Company B.V. (The Netherlands)
            Enron Oil U.K. Limited (England)
        EOGI - Uzbekistan, Inc. (Delaware)
            Enron Oil & Gas Uzbekistan Ltd. (Cayman Islands) Enron Oil & Gas Marketing, Inc. (Delaware)
    I N Holdings, Inc. (Delaware)
        Enron Oil Canada Ltd. (Alberta)
    Nilo Operating Company (Delaware)
 Enron Operating Services Corp. (Delaware)
 Enron Operations Corp. (Delaware)
    Enron Anadarko Gathering Corp. (Delaware)
    Enron Equipment Procurement Company (Delaware)
    Enron Gathering Company (Delaware)
    Enron Gathering Limited Partnership (Delaware)
    Enron Mountain Gathering Inc. (Delaware)
    Enron Permian Gathering Inc. (Delaware)
    NBP Services Corporation (Delaware)
    Transwestern Gathering Company (Delaware)
 Enron Overthrust Pipeline Company (Delaware)
 Enron Pipeline Company (Delaware)
    Transwestern Pipeline Company, L.P. (Delaware)(99%)
    Black Marlin Pipeline Company (Texas)
    EnronTW Pipeline Corp. (Delaware)
    Northern Natural Gas Company (Delaware)
    Enron Preferred Capital Corp. (Delaware)
    Transwestern Pipeline Company (Delaware)
 Enron Power Corp. (Delaware)
    Cuenca Austral S.A. (Argentina)
    Enron Development Corp. (Delaware)
        Electricidad Enron de Guatemala, Sociedad Anonima
                  (Guatemala)
        Enron Power (Central Puerto) S.A. (Argentina) Enron-Citizens of Panama, S.A. (Panama)
    Enron Development Corp. - Colombia Branch (Columbia)
        Centragas - Transportadora de Gas de la Region
                  Central
        de Enron Development & Cia, S.C.A. (Columbia)(1%) Enron Europe Limited (England)
        Enron Europe Construction Limited (England)
        Enron Europe Liquids Processing (England)(50%)
        Enron Gas Construction (England)
        Enron Gas Processing (Europe) Limited (England)
        Enron Gas Processing (U.K.) Limited (England)
        Enron Power (Europe) Limited (England)
          Enrici Power Marketing Limited (England)
        Enron Power Construction Limited (England)
        Enron Power Operations Limited (England)
        Falco UPG, Limited (England)
          UPG Falco Limited (England)
        Flotilla Power Limited (England)
        Kent Power Limited (England)
        Teesside Gas Processing Limited (England)
        Teesside Gas Transportation Limited (England)(50%) Teesside Power Holdings Limited (England)
        Teesside Power Limited (England)(50%)
        Trenron Limited (England)
    Enron Power (Panama) Ltd. (Delaware)
    Enron Power Corp. - U.S. (Delaware)
        Enron Fuels International, Inc. (Delaware)
        Enron Milford Construction Co. (Massachusetts)
        Enron Milford Operating Company (Delaware)
        Enron Power Construction Company (Delaware)
        Enron Power Oil Supply Corp. (Delaware)
        Enron Power Philippine Operating Corp. (Delaware) Enron-Richmond Power Corp. (Delaware)
          Richmond Power Enterprise L.P. (Delaware)
    Enron Power Enterprise Corp. (Delaware)
    Enron Power Holdings B.V. (The Netherlands)
        Enron Power Holdings GmbH (Germany)
          Kraftwerk Bitterfeld GmbH (Germany)(50%)
    Enron Power Operating Company (Delaware)
    Enron Power Ventures Corp. (Delaware)
    Enron Subic Power Corp. (Republic of Philippines)(99%) Enron/Dominion Cogen Corp. (Delaware)(50%)
        Enron Bayou Co-Gen, Inc. (Delaware)
        Enron Cogeneration Five Company (Delaware)
        Enron Cogeneration One Company (Delaware)
          Cogenron Inc. (Delaware)
        Enron Cogeneration Three Company (Delaware)
          Clear Lake Cogeneration Limited Partnership
                  (Texas)(2%)
    Milford Power Associates, Inc. (Massachusetts)
        Milford Power Limited Partnership (Massachusetts)(1%) Enron Property Company (Delaware)
    Access Real Estate Advisors, Inc. (Delaware)
 Enron Services Corp. (Delaware)
 Enron Solar Energy, Inc. (Delaware)
    Amoco/Enron Solar (General Partnership) (Delaware)(50%) Enron Storage Company (Delaware)
    Napoleonville Storage Company Limited Partnership
            (Texas)(1%)
 Enron Trailblazer Pipeline Company (Delaware)
 Enron Venture Capital Company (Delaware)
 Enron Washington, Inc. (Delaware)
 Gulf Company Ltd. (Vermont)
 Houston Pipe Line Company (Delaware)
    Citrus Corp. (Delaware)(50%)
        Citrus Energy Services, Inc. (Delaware)
        Citrus Trading Corp. (Delaware)
        Florida Gas Transmission Co., L.P. (Delaware)
        Florida Gas Transmission Company (Delaware)
          Border Gas, Inc. (Delaware)(3.33%)
    Coal Properties Corporation (Illinois)
    Enron Engineering & Construction Company (Texas)
        Enron Advisory Services, Inc. (Delaware)
    Enron Industrial Natural Gas Company (Delaware)
    Enron Interstate Pipeline Company (Delaware)
    Enron Texoma Gas Company (Texas)
    HPL Gas Company (Texas)
    HT Gathering Company (Texas)(50%)
    Houston Pipe Line Marketing Company (Texas)
    HPL Resources Company (Delaware)
    Intratex Gas Company (Delaware)
    Oasis Pipe Line Company (Delaware)(25%)
        Oasis Pipe Line Finance Company (Delaware)
    Panhandle Gas Company (Delaware)
    Riverside Farms Company (Illinois)
    San Marco Pipeline Company (Colorado)(50%)
    Seagull Shoreline System Transmission Company
            (Texas)(30%)
    The Standard Shale Products Company (Colorado)(30%) Transgulf Pipeline Company (Florida)
    Webb-Duval Pipeline, Inc. (Delaware)
 Northern Plains Natural Gas Company (Delaware)
    Northern Border Intermediate Limited
            Partnership(Delaware)
    Northern Border Partners, L.P. (Delaware)
    Northern Border Pipeline Company (Texas)(35%)
    Northern Border Pipeline Corporation (Delaware) Organizational Partner, Inc. (Delaware)
 San Juan Gas Company, Inc. (Puerto Rico)
 Smith Street Land Company (Delaware)
    Block 321 Partnership (Texas)(99%)